UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 26, 2013

Carrollton Bancorp
(Exact name of registrant as specified in its charter)

Maryland	000-23090	52-1660951
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

2329 West Joppa Road, Suite 325, Lutherville, MD	21093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (410) 494-2580

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Carrollton Bancorp (the “Company”) on July 1, 2013 (the “Original Report”) to add disclosure required by Item 5.02(e) of Form 8-K regarding the renewal of an employment agreement that was inadvertently omitted from the Original Report, and to add a reference to such renewed agreement in Item 9.01 of the Original Report.  Other than as discussed in the preceding sentence, this Amendment does not amend any item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangement.

On June 26, 2013, the board of directors of the Company’s bank subsidiary, Bay Bank, F.S.B. (the “Bank”), reviewed and approved the extension of the Employment Agreement, dated as of June 30, 2010, between the Bank and Kevin B. Cashen (the “Employment Agreement”) for a one-year term that will expire on July 10, 2014.  Mr. Cashen serves as the President and Chief Executive officer of the Bank and the Company.  Pursuant to the Employment Agreement, the term of Mr. Cashen’s employment will be automatically extended for successive one-year terms unless the Bank or Mr. Cashen provides the other party with written notice, no less than 90 days prior to the expiration of the then-current term, that the Bank or Mr. Cashen (as the case may be) desires for the Employment Agreement to expire, provided, however, that no extension will be effective unless it is reviewed and approved by the Bank’s board of directors.  A summary of the material terms of the Employment Agreement was included on page 177 of the Company’s definitive proxy statement that was filed on July 11, 2012, which summary is incorporated herein by reference, and a copy of the Employment Agreement was included as Exhibit 10.3 to the Company’s Current Report on Form 8-K that was filed on April 25, 2013.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

Dated: July 2, 2013	By:	/s/ Kevin B. Cashen
Kevin B. Cashen
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Restricted Stock Award Agreement (filed with the Original Report)

10.2	Employment Agreement, dated as of June 30, 2010, by and between Bay Bank, F.S.B. and Kevin B. Cashen (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed on April 25, 2013)